GRANT PARK MANAGED FUTURES STRATEGY FUND

Class A shares: GPFAX

Class C shares: GPFCX

Class I shares: GPFIX

Class N shares: GPFNX

Supplement dated August 8, 2017 to the Prospectus and

Statement of Additional Information (“SAI”) dated January 30, 2017, as supplemented June 1, 2017

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective August 9, 2017, the purchase of shares of the Grant Park Managed Futures Strategy Fund is suspended. It is expected that Grant Park Managed Futures Strategy Fund will be merging into the Grant Park Multi Alternative Strategies Fund on or about September 22, 2017 (the “Merger Date”).

Accordingly, Grant Park Managed Futures Strategy Fund will no longer accept purchase orders from any investors.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR SHARES OF GRANT PARK MANAGED FUTURES STRATEGY FUND ON OR PRIOR TO THE MERGER DATE WILL HAVE THEIR SHARES AUTOMATICALLY EXCHANGED FOR SHARES OF THE SAME SHARE CLASS OF GRANT PARK MULTI ALTERNATIVE STRATEGIES FUND AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-855-501-4758.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 30, 2017, as supplemented June 1, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-855-501-4758.